                                                                     Exhibit 24

                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                        /s/ Richard Schwartz
                                        ---------------------------------------
                                        Richard Schwartz


Dated:  October 20, 1997

                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                        /s/ Scott S. Meyers
                                        ---------------------------------------
                                        Scott S. Meyers


Dated:  October 20, 1997

                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Paula J. Patineau
                                       ---------------------------------------
                                       Paula J. Patineau


Dated:  October 18, 1997

                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                        /s/ Vincent J. Corbo
                                        ---------------------------------------
                                        Vincent J. Corbo


Dated:  October 22, 1997

                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ R. Keith Elliott
                                       ----------------------------------------
                                       R. Keith Elliott


Dated:  October 21, 1997

                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                        /s/ Thomas L. Gossage
                                        ---------------------------------------
                                        Thomas L. Gossage


Dated:  October 21, 1997

                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                        /s/ Joel M. Greenblatt
                                        ---------------------------------------
                                        Joel M. Greenblatt


Dated:  October 21, 1997

                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Jonathan G. Guss
                                       ---------------------------------------
                                       Jonathan G. Guss
                                       Director


Dated:  October 20, 1997

                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ David E. Jeremiah
                                       ---------------------------------------
                                       David E. Jeremiah



Dated:  October 20, 1997

                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Gaynor N. Kelley
                                       ---------------------------------------
                                       Gaynor N. Kelley


Dated:  October 20, 1997

                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Joseph F. Mazzella
                                       ---------------------------------------
                                       Joseph F. Mazzella


Dated:  October 20, 1997

                                  POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Daryl L. Zimmer, Charles H. Gauck and Jere R. Thomson the true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for the undersigned to sign on the undersigned's behalf, as a director or officer, or both as the case may be, of Alliant Techsystems Inc., a Delaware corporation (the "Company"), a Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), shares of its Common Stock, par value $0.01 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all applications and other documents required to be filed with the New York Stock Exchange or any other exchange, any state securities regulating board or commission or foreign governmental or regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, each of them, with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                       /s/ Daniel L. Nir
                                       ---------------------------------------
                                       Daniel L. Nir


Dated:  October 20, 1997